UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 10, 2016
(Date of earliest event reported)

FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of incorporation or organization)	001-33662	(I.R.S. Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746
(Address of principal executive offices) (zip code)

(512) 433-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 10, 2016, Forestar Group Inc. (the "Company") held its annual meeting of stockholders. Below are the final voting results.

(1) The following four persons were elected to serve as directors:

Name	For	Withheld	Broker Non-Votes
M. Ashton Hudson	27,222,130	530,198	2,605,427
Richard M. Smith	27,206,622	545,706	2,605,427
Richard D. Squires	27,225,415	526,913	2,605,427
Phillip J. Weber	27,255,707	496,621	2,605,427

(2) Advisory approval of the Company's executive compensation:

For:	22,653,321
Against:	4,844,196
Abstain:	254,811
Broker Non-Votes:	2,605,427

(3) Re-approve the material terms of 2007 Stock Incentive Plan for the purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code:

For:	27,001,454
Against:	723,309
Abstain:	27,565
Against:	2,605,427

(4) Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2016:

For:	30,198,101
Against:	114,379
Abstain:	45,275

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date:	May 11, 2016	By:	/s/ David M. Grimm
			Name:	David M. Grimm
			Title:	Chief Administrative Officer

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